Exhibit 10.9

                                Martin D. Ruikka
                            d.b.a. PRX Geographic(TM)

January 1, 2005
                                             Net Due Upon Receipt

Barry Ellsworth
Green Plains Renewable Energy, Inc.
9635 Irvine Bay Court
Las Vegas, NV 89147

                             INVOICE NO. 2005-C01101

Full Ethanol Feasibility Study - Iowa
Origination Analysis & Basis Impact Study
Risk Management Plan & Cost Comparison Analysis
Feasibility Study and Financial Pro Forma
Complete billing of study                                          $29,750.00
                                                                   ----------


Total Amount Due                                                   $29,750.00

                  Please make check payable to Martin D. Ruikka